SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

PROVIDENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31566	42-1547151
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Bergen Avenue, Jersey City, New Jersey		07306-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 333-1000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Exhibit No.	Description

99	Slide presentation made at Annual Meeting of Stockholders of Provident Financial Services, Inc.

Item 9.	Regulation FD Disclosure.

At the Annual Meeting of Stockholders of Provident Financial Services, Inc. held on July 17, 2003, Provident Financial Services, Inc. made a slide presentation to its stockholders. A copy of the slide presentation is attached as Exhibit 99 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: July 17, 2003	By:	/s/ PAUL M. PANTOZZI
Paul M. Pantozzi
Chairman, Chief Executive Officer and President

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